UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 29, 2009 (June 25, 2009)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-29464	03-0153200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Graniteville Road, Graniteville Vermont	05654
(Address of principal executive offices)	(Zip Code)

(802) 476-3121

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION
FORM 8-K

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2009, Charles M. Waite, age 76, notified the Registrant of his intention not to stand for reelection to the Board of Directors at the 2010 Annual Meeting of Stockholders to allow him more time to devote to his financial consulting firm.  Mr. Waite has served on the Registrant's Board of Directors since 1985.  Mr. Waite also notified the Registrant of his resignation as Chairman of the Compensation Committee and as a member of the Audit Committee, effective June 30, 2009.

The Registrant expects to fill the vacancy on the Audit Committee created by Mr. Waite's resignation by June 30, 2009.

Item 8.01	Other Events

On May 16, 2009, the Registrant mailed to stockholders of record as of April 28, 2009 its Proxy Statement for the Annual Meeting of Stockholders to be held on June 25, 2009 (the “Proxy Statement”).  The Proxy Statement contained proposals for the election of two directors  (Messrs. Kimball and Swenson) and ratification of the retention of Grant Thornton LLP as the Registrant’s independent registered accounting firm for fiscal year 2009 (the “Routine Proposals”).  Also included in the Proxy Statement was a proposal to reincorporate the Company from the state of Delaware to the state of Vermont (the “Reincorporation Proposal”).  Prior to the Annual Meeting, the Company discovered that the proxy solicitation materials as mailed to the stockholders were incomplete in that the Proxy Statement did not include certain of the appendices referred to in the discussion concerning the Reincorporation Proposal as a result of clerical or printing error.  Although the Company received proxies from stockholders which, if voted according to the stockholders’ direction, would have resulted in 92% of the outstanding voting power voting in favor of the Reincorporation Proposal, the Board of Directors determined, because the appendices to the Proxy Statement were not included in the proxy solicitation materials, the named proxies should not vote the shares represented by proxy on the Reincorporation Proposal, and accordingly, the Reincorporation Proposal was not voted on or approved at the Annual Meeting.

The Routine Proposals were approved at the Annual Meeting on June 25, 2009.

The Company intends to hold a special meeting of stockholders and will solicit proxies for that meeting as soon as practicable for the purpose of approving  the proposal to reincorporate the Company from the state of Delaware to the state of Vermont.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROCK OF AGES CORPORATION

Date: June 29, 2009	By: /s/ Laura Plude Laura Plude, Vice President and Chief Financial Officer